UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 24, 1998



                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)



    Indiana                            1-9250                35-1468632
  ----------------                    -----------            -------------------
   (State or other                   (Commission             (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
    organization)

    11825 North Pennsylvania Street
         Carmel, Indiana                                       46032
  --------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

                                 (317) 817-6100
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5.   OTHER EVENTS.

         On August 24, 1998, Conseco, Inc. ("Conseco") completed the public offering of 20 million of the 8.70% Trust Originated Preferred Securities SM ("TOPrS SM") of Conseco Financing Trust V, a subsidiary trust of Conseco, at $25 per security. Each TOPrS security will pay cumulative cash distributions at the annual rate of 8.70 percent of the stated $25 liquidation amount per security, payable quarterly commencing September 30, 1998. The TOPrS are fully and unconditionally guaranteed by Conseco. Proceeds from the offering of approximately $483 million (after underwriting and other associated costs) will be used to repay indebtedness.


SM - "Trust  Originated   Preferred  Securities"  and "TOPrs" are service  marks
of Merrill Lynch & Co., Inc.












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

ITEM 7(c).   EXHIBITS.


1.1 Underwriting Agreement for 20,000,000 Preferred Securities of Conseco Financing Trust V, dated August 19, 1998.

4.25.1 Fourth Supplemental Indenture, dated as of August 24, 1998, between Conseco, Inc. and State Street Bank and Trust Company, as Trustee.

4.25.2    8.70% Subordinated Deferrable Interest Debenture due 2028.

4.25.3 Amended and Restated Declaration of Trust of Conseco Financing Trust V, dated as of August 24, 1998, among Conseco, Inc., as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of Conseco Financing Trust V.

4.25.4    Global  Certificates for  Preferred Securities of  Conseco   Financing
          Trust V.

4.25.5 Preferred Securities Guarantee Agreement, dated as of August 24, 1998, between Conseco, Inc. and State Street Bank and Trust Company.

5.1       Opinion of Richards, Layton & Finger, P.A. (included in Exhibit 5.1).

8.1 Opinion of Locke Reynolds Boyd & Weisell as to certain federal income taxation matters.

23.1      Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1).

23.2      Consent of Locke Reynolds Boyd & Weisell (included in Exhibit 8.1).















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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO, INC.


DATE:  August 24, 1998                By:  /s/ ROLLIN M. DICK
                                           ----------------------------------
                                           Name:  Rollin M. Dick
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


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